GSR MORTGAGE LOAN TRUST 2005-AR3

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-AR3

MASTER SERVICING

and

TRUST AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Depositor,

U.S. BANK NATIONAL ASSOCIATION,
as Trustee,

JPMORGAN CHASE BANK, N.A.,
as Custodian

and

WELLS FARGO BANK, N.A.,
as Securities Administrator and Master Servicer

Dated as of May 1, 2005

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

2

Section 1.01

Standard Terms

2

Section 1.02

Defined Terms

3

ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

22

Section 2.01

Conveyance to the Trustee

22

Section 2.02

Acceptance by the Trustee

23

Section 2.03

REMIC Elections and REMIC Designation.

23

ARTICLE III REMITTING TO CERTIFICATEHOLDERS

30

Section 3.01

Distributions to Certificateholders

30

Section 3.02

Allocation of Realized Losses and Shortfalls

37

Section 3.03

Crossover Amounts.

38

Section 3.04

Reserve Fund.

39

ARTICLE IV THE SECURITIES

40

Section 4.01

The Certificates

40

Section 4.02

Denominations

40

Section 4.03

Redemption of Certificates

41

Section 4.04

Securities Laws Restrictions

41

ARTICLE V MISCELLANEOUS PROVISIONS

42

Section 5.01

Request for Opinions

42

Section 5.02

Schedules and Exhibits

42

Section 5.03

Governing Law

42

Section 5.04

Counterparts

42

Section 5.05

Notices

42

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Schedule II

Master Loan Purchase Agreements related to the Mortgage Loans acquired through the Conduit Program.

Exhibit 1A1

Form of Class 1A1 Certificate

Exhibit 2A1

Form of Class 2A1 Certificate

Exhibit 3A1

Form of Class 3A1 Certificate

Exhibit 3A2

Form of Class 3A2 Certificate

Exhibit 4A1

Form of Class 4A1 Certificate

Exhibit 5A1

Form of Class 5A1 Certificate

Exhibit 6A1

Form of Class 6A1 Certificate

Exhibit 6A2

Form of Class 6A2 Certificate

Exhibit 7A1

Form of Class 7A1 Certificate

Exhibit 8A1

Form of Class 8A1 Certificate

Exhibit 8A2

Form of Class 8A2 Certificate

Exhibit X

Form of Class X Certificate

Exhibit 1B1

Form of Class 1B1 Certificate

Exhibit 1B2

Form of Class 1B2 Certificate

Exhibit 1B3

Form of Class 1B3 Certificate

Exhibit 1B4

Form of Class 1B4 Certificate

Exhibit 1B5

Form of Class 1B5 Certificate

Exhibit 1B6

Form of Class 1B6 Certificate

Exhibit 2B1

Form of Class 2B1 Certificate

Exhibit 2B2

Form of Class 2B2 Certificate

Exhibit 2B3

Form of Class 2B3 Certificate

Exhibit 2B4

Form of Class 2B4 Certificate

Exhibit 2B5

Form of Class 2B5 Certificate

Exhibit 2B6

Form of Class 2B6 Certificate

Exhibit R

Forms of Class R Certificates

Exhibit RSR

Forms of Class RSR Certificates

Exhibit RH

Forms of Class RH Certificates

MASTER SERVICING AND TRUST AGREEMENT

THIS MASTER SERVICING AND TRUST AGREEMENT dated as of May 1, 2005 (this “Trust Agreement”), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), JPMORGAN CHASE BANK, N.A., as custodian (the “Custodian”), and WELLS FARGO BANK, N.A., as securities administrator (in such capacity, the “Securities Administrator”) and master servicer (in such capacity, the “Master Servicer”).

PRELIMINARY STATEMENT

WHEREAS, the Depositor is duly authorized to form GSR Mortgage Loan Trust 2005-AR3 as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $1,523,626,700.16 to be known as the Mortgage Pass-Through Certificates, Series 2005-AR3 (the “Certificates”).  The Trust is formed by this Trust Agreement, which fully incorporates by reference the Standard Terms to Master Servicing and Trust Agreement May 2005 Edition (the “Standard Terms”).  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the 21 classes of publicly offered certificates and 6 classes of privately placed certificates set forth in Section 2.03(c) herein.

WHEREAS, pursuant to Section 11.01 of the Standard Terms, the Securities Administrator, on behalf of the Trust, will make an election to treat all of the assets of the Trust  (exclusive of the Reserve Fund) as four real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC I,” “REMIC II,” “REMIC III” and “REMIC IV”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Custodian, the Securities Administrator and the Master Servicer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.  The Depositor, the Trustee, the Custodian, the Securities Administrator and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity, with respect to the Certificates.  The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan.  The Depositor and the Custodian acknowledge that, pursuant to the existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor shall assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02

Defined Terms.  Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements.  In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern.  In the event of a conflict between the Standard Terms and this Trust Agreement, the Trust Agreement shall govern.  As used herein, the following terms shall have the respective meanings assigned thereto:

“Accrued Certificate Interest”:  For each Class of Certificates and any Distribution Date, the sum of (i) previously accrued Certificate Interest for such Class that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) accrued Certificate Interest for such Class for the related Interest Accrual Period.  Accrued Certificate Interest may be reduced for certain interest shortfalls, as further set forth in Section 3.02.

“Administrative Cost Rate”:  For each Mortgage Loan, the applicable Servicing Fee Rate plus the Lender Paid Mortgage Insurance Rate, if applicable.

“Affected Senior Certificate”: As defined in Section 3.03 hereof.

“Affected Subordinate Certificate”:  As defined in Section 3.01(f) hereof.

“Assignment Agreements”:  Each of the Step 1 Assignment Agreements and the Step 2 Assignment Agreements, collectively.

“Available Distribution Amount”:  For any Distribution Date and any Loan Group, the sum for the Mortgage Loans in such Loan Group of the following amounts:

(1)

the total amount of all cash received from or on behalf of the Borrowers or advanced by the applicable Servicer (or the Master Servicer) (or the Trustee, if the applicable Servicer is Wells Fargo) as successor servicer in the event the applicable Servicer fails to make such required advances, or by the Trustee as successor master servicer in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans in such Loan Group and not previously distributed (including Advances made by such Servicer (or the Master Servicer as successor servicer, or by the Trustee if the applicable Servicer is Wells Fargo) in the event the applicable Servicer fails to make any such required advances or the Trustee as successor master servicer, or by another successor servicer, in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer or the Trustee as successor Master Servicer, as the case may be) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after that Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

(d)

Liquidation Proceeds and Insurance Proceeds received on the Mortgage Loans in such Loan Group after the previous calendar month;

(e)

all amounts in the REMIC I Distribution Account and the REMIC II Distribution Account from Mortgage Loans in the related Loan Groups that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

(f)

the Servicing Fee and the Lender Fee Paid Mortgage Insurance Amount for each Mortgage Loan in such Loan Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

(g)

any Crossover Amount from such Loan Group required to be allocated to any other Loan Group pursuant to Section 3.03; and

(h)

such Loan Group’s share of all amounts reimbursable on such Distribution Date to the Master Servicer, Securities Administrator and Trustee as provided herein.

(2)

the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer or the Trustee) from the repurchase by the applicable Seller, the Depositor or GSMC of any Mortgage Loans pursuant to any Assignment Agreement or Sale and Servicing Agreement, together with any Substitution Adjustment Amount received by the Securities Administrator in connection with the substitution by the Depositor of a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan pursuant to Section 2.03 of the Standard Terms to this Trust Agreement, in each case as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date);

(3)

any Crossover Amount from any other Loan Group required to be allocated to such Loan Group pursuant to Section 3.03; and

(4)

any Subsequent Recoveries received with respect to the Mortgage Loans in such Loan Group.

“Bankruptcy Coverage”: For any Distribution Date, an amount equal to the greater of (i) (x) (A) in the case of the Short Reset Group Loans, $100,000 or (B) in the case of the Hybrid Group Loans, $384,125, or in each case, such lesser amount as may be determined by the Depositor from time to time upon written confirmation from each Rating Agency that the use of such lesser amount will not adversely affect the then current ratings assigned to any Class of Certificates by such Rating Agency, minus (y) the aggregate amount of Bankruptcy Losses allocated to the Certificates on or prior to such date and (ii) zero.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Certificate Group”:  Each of the Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates, the Group 4 Certificates, the Group 5 Certificates, the Group 6 Certificates, the Group 7 Certificates and the Group 8 Certificates.

“Certificate Interest”:  For each Class of Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is (i) in the case of the Class 1A1 and Class 2A1 Certificates, the actual number of days in the Interest Accrual Period or (ii) in the case of all other Certificates, 30, and in each case the denominator of which is 360, and (c) the applicable Class Principal Balance or, in the case of the Interest Only Certificates, the applicable Notional Amount.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum rate or other entitlement to interest described in Section 2.03 hereof.

“Certificates”:  The Class 1A1, Class 2A1, Class 3A1, Class 3A2, Class 4A1, Class 5A1, Class 6A1, Class 6A2, Class 7A1, Class 8A1, Class 8A2, Class X, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5, Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5, Class 2B6, Class R, Class RSR and Class RH Certificates.

“Class”:  Each class of Certificates or REMIC Interests.

“Class B Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5, Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Class I Interests”:  The Class I-1B, Class I-1Q, Class I-2B and Class I-2Q Interests, each of which shall constitute a class of regular interests in REMIC I.

“Class II Interests”:  The Class II-3B, Class II-3Q, Class II-4B, Class II-4Q, Class II-5B, Class II-5Q, Class II-6B, Class II-6Q, Class II-7B, Class II-7Q, Class II-8B and Class II-8Q, each of which shall constitute a class of regular interests in REMIC II.

“Class III Interests”:  The Class III-1A1, Class III-2A1, Class III-1B1, Class III-1B2, Class III-1B3, Class III-1B4, Class III-1B5 and Class III-1B6 Interests, each of which shall constitute a class of regular interests in REMIC III.

“Class IV Interests”:  The Class 1A1, Class 2A1, Class 3A1, Class 3A2, Class 4A1, Class 5A1, Class 6A1, Class 6A2, Class 7A1, Class 8A1 and Class 8A2 Certificates, each Class B Certificate and the Class X Interest, each of which shall constitute a class of regular interests in REMIC IV.

“Class Principal Balance”:  With respect to each Class of Certificates or Interests, as of the close of business on any Distribution Date, the initial balance of such Class of Certificates or Interests set forth in Section 2.03(c) reduced by (a) all principal payments (other than payments in reimbursement of Realized Losses) previously distributed to such Class of Certificates or Interests in accordance with the Trust Agreement, and (b) all Realized Losses, if any, previously allocated to such Class of Certificates or Interests pursuant to the Trust Agreement, and increased by (c) the amount of any Subsequent Recoveries allocated to that Class.

“Class R Certificates”:  The Certificates constituting the sole class of “residual interest” (as defined in Code Section 860G(a)(2)) in each of REMIC III and REMIC IV.

“Class RH Certificates”:  The Certificates constituting the sole class of “residual interest” (as defined in Code Section 860G(a)(2)) in REMIC II.

“Class RSR Certificates”:  The Certificates constituting the sole class of “residual interest” (as defined in Code Section 860G(a)(2)) in REMIC I.

“Class X Interest”:  As defined in the footnotes to Section 2.03(d) hereof.

“Class X Rate”:  With respect to any Distribution Date for the Class X Certificates, a per annum rate equal to the excess, if any, of (a) the weighted average of the Net Rates for the Mortgage Loans in Loan Group 1 and Loan Group 2 as of the first day of the month preceding the month of such Distribution Date over (b) the weighted average of the Certificate Rates for the Class 1A1, Class 2A1, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates, weighted on the basis of their respective Class Principal Balances immediately preceding such Distribution Date, provided that in the case of the Short Reset Group Senior Certificates and, with respect to the first Distribution Date only, the Short Reset Group Subordinate Certificates, such Certificate Rates shall be multiplied by a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 30.

“Closing Date”:  May 27, 2005.

“CMT Rate”:  A rate determined based on the average weekly yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in Federal Reserve Statistical Release H.15 (519) during the last full week occurring 45 days prior to the applicable loan adjustment date, and annually thereafter.

“Conduit Program”:  GSMC’s mortgage conduit program, through which mortgage loans are acquired from time to time from various banks, savings and loan associations, mortgage bankers and other mortgage loan originators and purchasers of mortgage loans in the secondary market.

“Countrywide”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing, LP, or any successor in interest.

“Crossover Amounts”:  Amounts related to a Loan Group that are required to be paid to the Senior Certificates related to another Loan Group pursuant to Section 3.03.

“Curtailments”:  Voluntary partial prepayments on a Mortgage Loan (i.e., not including Payoffs, Liquidation Proceeds, Insurance Proceeds, or Condemnation Proceeds).

“Custodial Agreement”:  Each of (i) the Amended and Restated Custodial Agreement dated as of March 1, 2004, among GSMC, Countrywide, Countrywide Servicing and the Custodian; (ii) the Custodial Agreement dated as of March 1, 2005, among GSMC, GMAC and the Custodian; (iii) the Custodial Agreement dated as of February 1, 2004, among GSMC, IndyMac and the Custodian; (iv) the Custodial Agreement dated as of March 1, 2005, between GSMC and the Custodian; (v) the Custodial Agreement dated as of May 1, 2004, among GSMC, Nat City and the Custodian and (vi) the Amended and Restated Custodial Agreement dated as of April 25, 2005, among GSMC, the Custodian and Lydian Data Services.

“Custodian”:  JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), in its capacity as custodian under each of the Custodial Agreements, and any successor Custodian thereunder.

“Cut-Off Date”:  May 1, 2005.

“Delinquency/Loss Test”:  The test as to whether on any Distribution Date with respect to the Short Reset Loan Group:  (A) the aggregate outstanding principal balance of the Mortgage Loans related to the Short Reset Loan Group delinquent 60 days or more (including Mortgage Loans related to the Short Reset Loan Group in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Short Reset Group Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to June 2016, June 2017, June 2018 and June 2019 (and each June thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Short Reset Group Subordinate Certificates, then the Senior Prepayment Percentage related to the Short Reset Loan Group; and the test as to whether on any Distribution Date with respect to the Hybrid Loan Group:  (A) the aggregate outstanding principal balance of the Mortgage Loans related to the Hybrid Loan Group delinquent 60 days or more (including Mortgage Loans related to the Hybrid Loan Group in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Hybrid Group Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to June 2013, June 2014, June 2015 and June 2016 (and each June thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Hybrid Group Subordinate Certificates, then the Senior Prepayment Percentage related to the Hybrid Loan Group.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day.  The initial Distribution Date shall be June 27, 2005.

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  With respect to each Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date and ending on, and including, the first day of the month of such Distribution Date.

“Excess Bankruptcy Losses”: For any Distribution Date, the amount of Bankruptcy Losses for such Distribution Date in excess of the Bankruptcy Coverage for such Distribution Date.

“Excess Fraud Losses”: For any Distribution Date, the amount of Fraud Losses for such Distribution Date in excess of the Fraud Coverage for such Distribution Date.

“Excess Special Hazard Losses”: For any Distribution Date, the amount of Special Hazard Losses for such Distribution Date in excess of the Special Hazard Coverage for such Distribution Date.

“Excess Special Losses”: Collectively, Excess Fraud Losses, Excess Bankruptcy Losses and Excess Special Hazard Losses.

“Fitch”:  Fitch Ratings, and its successors in interest.

“Fraud Coverage”: For any Distribution Date, an amount equal to (i) the following percentage of the aggregate Scheduled Principal Balance of the Short Reset Group Loans or the Hybrid Group Loans, as applicable, as of the Due Date in the preceding calendar month (or, in the case of the first Distribution Date, as of the Cut-Off Date): (A) for the period from and including the Cut-Off Date to but excluding the date of the first anniversary of the Cut-Off Date, 3.00%, (B) for the period from and including the date of the first anniversary of the Cut-Off Date to but excluding the date of the second anniversary of the Cut-Off Date, 2.00%, and(C) for the period from and including the date of the second anniversary of the Cut-Off Date to but excluding the date of the fifth anniversary of the Cut-Off Date, 1.00%, minus (ii) the aggregate amount of Fraud Losses allocated to the Short Reset Group Certificates or the Hybrid Group Certificates, as applicable, on or prior to such Distribution Date. On the date of the fifth anniversary of the Cut-Off Date, and for each Distribution Date thereafter, the Fraud Coverage shall be zero.  In no event may the Fraud Coverage be less than zero.

“GMAC”:  GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors in interest.

“Group 1 Certificates”:  The Class 1A1 and Class RSR Certificates.  The Group 1 Certificates are related to Loan Group 1.

“Group 2 Certificates”:  The Class 2A1 Certificates.  The Group 2 Certificates are related to Loan Group 2.

“Group 3 Certificates”:  The Class 3A1, Class 3A2, Class R and Class RH Certificates.  The Group 3 Certificates are related to Loan Group 3.

“Group 4 Certificates”:  The Class 4A1 Certificates.  The Group 4 Certificates are related to Loan Group 4.

“Group 5 Certificates”:  The Class 5A1 Certificates.  The Group 5 Certificates are related to Loan Group 5.

“Group 6 Certificates”:  The Class 6A1 and Class 6A2 Certificates.  The Group 6 Certificates are related to Loan Group 6.

“Group 7 Certificates”:  The Class 7A1 Certificates.  The Group 7 Certificates are related to Loan Group 7.

“Group 8 Certificates”:  The Class 8A1 and Class 8A2 Certificates.  The Group 8 Certificates are related to Loan Group 8.

“Group Subordinate Amount”:  As to any Distribution Date and (i) the Mortgage Loans in Loan Group 1, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 1 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 1 Certificates after giving effect to distributions on that preceding Distribution Date; (ii) the Mortgage Loans in Loan Group 2, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 2 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 2 Certificates after giving effect to distributions on that preceding Distribution Date; (iii) the Mortgage Loans in Loan Group 3, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 3 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 3 Certificates after giving effect to distributions on that preceding Distribution Date; (iv) the Mortgage Loans in Loan Group 4, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 4 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 4 Certificates after giving effect to distributions on that preceding Distribution Date; (v) the Mortgage Loans in Loan Group 5, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 5 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 5 Certificates after giving effect to distributions on that preceding Distribution Date; (vi) the Mortgage Loans in Loan Group 6, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 6 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 6 Certificates after giving effect to distributions on that preceding Distribution Date; (vii) the Mortgage Loans in Loan Group 7, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 7 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 7 Certificates after giving effect to distributions on that preceding Distribution Date; and (viii) the Mortgage Loans in Loan Group 8, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 8 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 8 Certificates after giving effect to distributions on that preceding Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

“Hybrid Group Certificates”:  The Hybrid Group Senior Certificates and the Hybrid Group Subordinate Certificates.

“Hybrid Group Loans”:  The Mortgage Loans in the Hybrid Loan Group.

“Hybrid Group Senior Certificates”:  Collectively, the Group 3 Certificates, the Group 4 Certificates, the Group 5 Certificates, the Group 6 Certificates, the Group 7 Certificates and the Group 8 Certificates.

“Hybrid Group Subordinate Certificates”:  The Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Hybrid Loan Group”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7 and Loan Group 8.

“IndyMac”:  IndyMac Bank, F.S.B., or any successor in interest.

“Initial Reserve Fund Deposit Amount”:  An amount equal to $45,000.

“Interest Accrual Period”:  For any Distribution Date, the interest accrual period shall be (a) for the Class 1A1 and Class 2A1 Certificates, the period commencing on the Distribution Date occurring in the preceding calendar month (or, with respect to the first Distribution Date, the Closing Date) and ending on the day before such Distribution Date, calculated on the basis of a 360-day year and the actual number of days in such Interest Accrual Period; (b) for the Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates, the period commencing on the 25th day of the preceding calendar month (or, with respect to the first Distribution Date, the Closing Date) and ending on the 24th day of the calendar month in which such Distribution Date occurs, calculated on the basis of a 360-day year consisting of twelve thirty-day months, and (c) for each other Class of Certificates, the calendar month preceding such Distribution Date, calculated on the basis of a 360-day year consisting of twelve thirty-day months,

“Interest Only Certificates”:  The Class X Certificates.

“Junior Subordinate Certificates”:  The Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Lender Paid Mortgage Insurance Amount”:  Not applicable.

“Lender Paid Mortgage Insurance Loan”:  Not applicable.

“Lender Paid Mortgage Insurance Rate”:  Not applicable.

“LIBOR”:  Shall be 3.09063% for the first Interest Accrual Period and, for any subsequent Interest Accrual Period, the offered rate for one-month United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), as of 11:00 a.m. (London time) on the LIBOR Determination Date applicable to such Interest Accrual Period.  If such rate does not appear on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to leading banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period.  The Securities Administrator shall request the principal London office of each of the Reference Banks to provide a quotation of its rate to the Securities Administrator.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Accrual Period).  If none of such major banks selected by the Securities Administrator quotes such rate to the Securities Administrator, LIBOR for such LIBOR Determination Date shall be the rate in effect with respect to the immediately preceding LIBOR Determination Date.  The Securities Administrator’s determination of LIBOR for any Determination Date and any Certificate Rate based on such LIBOR calculation shall be final and binding in the absence of manifest error.

“LIBOR Determination Date”:  With respect to any Interest Accrual Period and any floating rate certificate, the second London Business Day prior to the date on which such Interest Accrual Period commences.

“Liquidated Mortgage Loan”: A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, the liquidation of any assets pledged for the further security of such Mortgage Loan in addition to the Mortgaged Property or otherwise.

“Liquidation Principal”:  For any Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

“Loan Group 1”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 1.

“Loan Group 2”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 2.

“Loan Group 3”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 3.

“Loan Group 4”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 4.

“Loan Group 5”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 5.

“Loan Group 6”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 6.

“Loan Group 7”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 7.

“Loan Group 8”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 8.

“London Business Day”:  A day on which commercial banks in London are open for business (including dealings in foreign exchange and foreign currency deposits).

“Lydian”:  Lydian Private Bank, or any successor in interest.

“Master Servicer”:  Wells Fargo Bank, N.A., its successors and assigns, including any successor master servicer.

“Master Servicer Fee”:  With respect to any Master Servicer Remittance Date, all income and gain realized from the investment of funds in the Master Servicer Account during the Master Servicer Float Period.

“Master Servicer Float Period”:  With respect to any Master Servicer Remittance Date and the related amounts in the Master Servicer Account, the period commencing on the fourth Business Day preceding such Distribution Date and ending on the Master Servicer Remittance Date.

“Moody’s”:  Moody’s Investors Service, Inc., and its successors in interest.

“Mortgage Loans”:  The mortgage loans listed on Schedule I hereto.

“Nat City”: National City Mortgage Co., or any successor in interest.

“Net Funds Cap”:  A per annum rate equal to (1) in the case of the Class 1A1 Certificates, the product of (a) the weighted average of the Net Rates for the Group 1 Loans and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period; (2) in the case of the Class 2A1 Certificates, the product of (a) the weighted average of the Net Rates for the Group 2 Loans and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period; and (3) with respect to the Short Reset Group Subordinate Certificates, the product of (a) the weighted average of the Net Rates for the Group 1 Loans and the Group 2 Loans, weighted on the basis of the related Group Subordinate Amount, and (b) (i) in the case of the first Distribution Date only, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period or (ii) for all other Distribution Dates, 1.

“Net Rate”:  With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan.  For purposes of calculating the Certificate Rates of the REMIC Interests and Certificates, the Net Rate of a Mortgage Loan shall be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower.  Further, in the case of any Distribution Date and any Mortgage Loan that has a first payment date after the first day of the related Due Period, the Net Rate of such Mortgage Loan shall be treated as zero for purposes of calculating the Certificate Rates of the REMIC Interests and the Certificates.

“Net WAC Rate”:  With respect to any Distribution Date and each Loan Group, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Loan Group, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period (after taking into account scheduled payments of principal on such date), and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the related Due Period.

“Net WAC Shortfall”:  For the Class 1A1, Class 2A1, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates and any Distribution Date, for the respective Class the sum of:

(1)

the excess, if any, of the amounts of interest that would be payable to such Class if the Certificate Rate for such Class were calculated without regard to clause (b) in the definition thereof, over the actual amount of interest distributable for such Class for such Distribution Date;

(2)

any excess described in clause (1) above remaining unpaid from prior Distribution Dates; and

(3)

interest for the applicable Interest Accrual Period on the amount described in clause (2) above based on the applicable Certificate Rate.

“Notional Amount”:  With respect to any Distribution Date and the Interest Only Certificates, an amount equal to the aggregate Class Principal Balance of the Class 1A1, Class 2A1, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates immediately prior to such Distribution Date.

“Payoffs”:  Voluntary prepayments in full on a Mortgage Loan.

“Pool 1 Portion”:  The quotient of (a) the aggregate Scheduled Principal Balance of the Group 1 Loans and (b) the aggregate Scheduled Principal Balance of the Group 1 Loans and the Group 2 Loans, in each case as of the first day of the preceding calendar month.

“Pool 2 Portion”:  The quotient of (a) the aggregate Scheduled Principal Balance of the Group 2 Loans and (b) the aggregate Scheduled Principal Balance of the Group 1 Loans and the Group 2 Loans, in each case as of the first day of the preceding calendar month.

“Prepayment Period”:  As to each Distribution Date, the preceding calendar month.

“Principal Payment Amount”:  For any Distribution Date and any Loan Group, the sum, for all Mortgage Loans in such Loan Group, of the portion of Scheduled Payments due on the Due Date immediately before the Distribution Date that are allocable to principal on the Mortgage Loans in such Loan Group.

“Principal Prepayment Amount”:  For any Distribution Date and any Loan Group, the sum, for all of the Mortgage Loans in such Loan Group, of all Payoffs and Curtailments that were received during the related Prepayment Period.

“Rating Agency”:  As to each Class of Certificates, S&P and, as to each Class of Certificates other than the Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates, Moody’s.

“Record Date”:  For any Distribution Date and any Class of Certificates, the last Business Day of the related Interest Accrual Period.

“Reference Banks”:  Four major banks in the London interbank market selected by the Securities Administrator.

“Regular Certificates”:  The Senior Certificates and the Subordinate Certificates.

“Regular Interests”:  The REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests, the Certificates (other than the Class X Certificates and the Residual Certificates) and the Class X Interest.

“REMIC”:  REMIC I, REMIC II, REMIC III or REMIC IV.

“REMIC Interests”:  Each Class of Regular Interests and the Class R, Class RSR and Class RH Certificates issued pursuant to Section 2.03.

“REMIC I”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the Short Reset Group Loans and the REMIC I Distribution Account.

“REMIC I Regular Interests”:  The regular interests issued by REMIC I, consisting of the Class I Interests.

“REMIC I Subordinated Balance Ratio”:  The ratio among the principal balances of the Class I-1B Interest and Class I-2B Interest equal to the ratio among the Group Subordinate Amounts for each of Loan Group 1 and Loan Group 2.

“REMIC II”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the Hybrid Group Loans and the REMIC II Distribution Account.

“REMIC II Regular Interests”:  The regular interests issued by REMIC II, consisting of the Class II Interests.

“REMIC II Subordinated Balance Ratio”:  The ratio among the principal balances of the Class II-3B Interest, Class II-4B Interest, Class II-5B Interest, Class II-6B Interest, Class II-7B Interest and Class II-8B Interest equal to the ratio among the Group Subordinate Amounts for each of Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7 and Loan Group 8.

“REMIC III”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the Hybrid Group Loans and the REMIC III Distribution Account.

“REMIC III Regular Interests”:  The regular interests issued by REMIC III, consisting of the Class III Interests.

“REMIC IV”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the Certificate Account, the REMIC II Regular Interests and the REMIC III Regular Interests.

“Remittance Date”:  The 18th day of each month, or if such day is not a Business Day, either the next succeeding business day or the business day immediately preceding such date, as set forth in the applicable Sale and Servicing Agreement.

“Reserve Fund”:  A fund created as part of the Trust Estate pursuant to Section 3.04 of this Agreement.  The Reserve Fund shall not be an asset of any REMIC formed pursuant to this Trust Agreement.

“Residual Certificates”:  The Class R, Class RSR and Class RH Certificates.

“S&P”:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

“Sale and Servicing Agreement”:  Each of (1) the Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between GSMC and Countrywide; (2) the Servicing Agreement dated as of July 1, 2004, between GSMC and Countrywide Servicing; (3) the Flow Sale and Servicing Agreement dated as of March 1, 2005, between GSMC and GMAC; (4) the Master Mortgage Loan Purchase Agreement dated as of February 1, 2004, between GSMC and IndyMac; (5) the Servicing Agreement dated as of February 1, 2004, as amended by Amendment No. 1 dated as of June 1, 2004, each between GSMC and IndyMac; (6) the Flow Seller’s Warranties and Servicing Agreement dated as of March 1, 2005, between GSMC and Lydian; (7) the Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of August 1, 2003, as amended by Amendment No. 1 dated as of July 1, 2004, each between GSMC and Nat City; and (8) with respect to Mortgage Loans acquired through the Conduit Program, (a) each Master Loan Purchase Agreement listed on Schedule II and any related Program Documents (as defined in each such Master Loan Purchase Agreement) and (b) the Flow Servicing Agreement dated as of May 1, 2005, between GSMC and Countrywide.

“Scheduled Payment”:  For each Mortgage Loan, payments of interest and principal scheduled to be paid on each Due Date in accordance with the terms of related Mortgage Note.

“Securities Administrator”:  Wells Fargo Bank, N.A. in its capacity as Securities Administrator under this Trust Agreement, or its successor in interest in such capacity.

“Securities Administrator Fee”:  With respect to any Distribution Date, all income and gain realized from the investment of funds in the Certificate Account during the period from and including the Distribution Date immediately preceding such Distribution Date, to but excluding such Distribution Date.

“Seller”:  Each of Countrywide, GMAC, IndyMac, Lydian, NatCity and each seller that is a party to a Master Loan Purchase Agreement listed on Schedule II.

“Senior Certificates”:  Collectively, the Class 1A1, Class 2A1, Class 3A1, Class 3A2, Class 4A1, Class 5A1, Class 6A1, Class 6A2, Class 7A1, Class 8A1 and Class 8A2 Certificates.

“Senior Liquidation Amount”:  For any Distribution Date and any Loan Group, shall equal the aggregate, for each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the applicable Senior Percentage of the Scheduled Principal Balance of that Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

“Senior Percentage”:  For any Distribution Date and any Loan Group, shall equal the lesser of (a) 100% and (b) the sum of the Class Principal Balances (immediately before the Distribution Date) of the Senior Certificates related to such Loan Group, divided by the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the Due Period related to such Distribution Date.

“Senior Prepayment Amount”:  For any Distribution Date and any Loan Group, the product of (i) the applicable Senior Prepayment Percentage and (ii) the Principal Prepayment Amount for such Loan Group received during the related Prepayment Period.

“Senior Prepayment Percentage”: For each Distribution Date and any Loan Group, the applicable Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for the applicable Loan Group or Loan Groups identified below for the period during which such Distribution Date occurs:

Short Reset Loan Group

Percent of Applicable

Distribution Date

Subordinate Percentage

June 2005 through May 2015

100%

June 2015 through May 2016

70%

June 2016 through May 2017

60%

June 2017 through May 2018

40%

June 2018 through May 2019

20%

June 2019 and thereafter

0%

Hybrid Loan Group
Distribution Date	Percent of Applicable Subordinate Percentage
June 2005 through May 2012	100%
June 2012 through May 2013	70%
June 2013 through May 2014	60%
June 2014 through May 2015	40%
June 2015 through May 2016	20%
June 2016 and thereafter	0%

provided, however, that, (i) on any Distribution Date, if the Senior Percentage (x) for either of Loan Group 1 or Loan Group 2 for such Distribution Date exceeds the initial Senior Percentage of either such Loan Group as of the Closing Date, then the Senior Prepayment Percentage for each such Loan Group and that Distribution Date shall equal 100% and (y) for any of Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7 or Loan Group 8 for such Distribution Date exceeds the initial Senior Percentage of any such Loan Group as of the Closing Date, then the Senior Prepayment Percentage for each such Loan Group and that Distribution Date shall equal 100%; (ii) if before the Distribution Date in June 2008, (x) the combined Subordinate Percentage for the Short Reset Loan Group for such Distribution Date is greater than twice the combined Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Short Reset Loan Group is less than or equal to 20% of the initial aggregate Class Principal Balance of the Short Reset Group Subordinate Certificates, then the Senior Prepayment Percentage for the Short Reset Loan Group for such Distribution Date shall equal the Senior Percentage for the Short Reset Loan Group plus 50% of the related Subordinate Percentage for that Distribution Date; (iii) if before the Distribution Date in June 2008, (x) the Subordinate Percentage for the Hybrid Loan Group for such Distribution Date is greater than twice the Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Hybrid Loan Group is less than or equal to 20% of the initial aggregate Class Principal Balance of the Hybrid Group Subordinate Certificates, then the Senior Prepayment Percentage for the Hybrid Loan Group for such Distribution Date shall equal the Senior Percentage for the Hybrid Loan Group plus 50% of the related Subordinate Percentage for that Distribution Date; (iv) if on or after the Distribution Date in June 2008, (x) the combined Subordinate Percentage for the Short Reset Loan Group for such Distribution Date is greater than or equal to twice the combined Subordinate Percentage for the Short Reset Loan Group as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in the Short Reset Loan Group is less than or equal to 30% of the initial aggregate Class Principal Balance of the Short Reset Group Subordinate Certificates, then the Senior Prepayment Percentage for each Certificate Group related to the Short Reset Loan Group for such Distribution Date shall equal the Senior Percentage for such Short Reset Loan Group for such Distribution Date; and (v) if on or after the Distribution Date in June 2008, (x) the combined Subordinate Percentage for the Hybrid Loan Group for such Distribution Date is greater than or equal to twice the combined Subordinate Percentage for the Hybrid Loan Group as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in the Hybrid Loan Group is less than or equal to 30% of the initial aggregate Class Principal Balance of the Hybrid Group Subordinate Certificates, then the Senior Prepayment Percentage for each Certificate Group related to the Hybrid Loan Group for such Distribution Date shall equal the Senior Percentage for such Hybrid Loan Group for such Distribution Date; and provided, further, that if the Delinquency/Loss Test is not satisfied for the Short Reset Loan Group or the Hybrid Loan Group, as applicable, as of the respective Distribution Date, the Subordinate Percentage for such Short Reset Loan Group or such Hybrid Loan Group, as applicable, used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%.  If on any Distribution Date the allocation to the Senior Certificates in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates related to a Loan Group below zero, the Senior Prepayment Percentage for such Distribution Date and such Loan Group shall be limited to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For each Distribution Date and each Loan Group, the sum of: (i) the applicable Senior Percentage of the Principal Payment Amount for such Loan Group, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for such Loan Group, (iii) the Senior Liquidation Amount for such Loan Group, (iv) (a) with respect to the Short Reset Loan Group, Crossover Amounts (allocable to principal), if any, received from another Loan Group in the Short Reset Loan Group or (b) with respect to the Hybrid Loan Group, Crossover Amounts (allocable to principal), if any, received from another Loan Group in the Hybrid Loan Group and (v) the applicable Senior Prepayment Percentage of any Subsequent Recoveries, with respect to the Mortgage Loans in such Loan Group.

“Senior Subordinate Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 2B1, Class 2B2 and Class 2B3 Certificates.

“Senior Support Certificates”:  The Class 3A2, Class 6A2 and Class 8A2 Certificates.

“Servicer”:  Each of Countrywide Servicing, GMAC, IndyMac, Lydian and NatCity.

“Servicing Fee”:  With respect to each Distribution Date and each Mortgage Loan, the aggregate amount payable to the Servicer with respect to such Mortgage Loan, which amount payable is equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the Due Period related to such Distribution Date.

“Servicing Fee Rate”:  For each Mortgage Loan, the applicable per annum rate listed on the Mortgage Loan Schedule.

“Short Reset Group Loans”:  The Mortgage Loans in the Short Reset Loan Group.

“Short Reset Group Certificates”:  The Short Reset Group Senior Certificates and the Short Reset Group Subordinate Certificates.

“Short Reset Group Senior Certificates”:  The Group 1 Certificates and the Group 2 Certificates.

“Short Reset Group Subordinate Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates.

“Short Reset Loan Group”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 1 and Loan Group 2.

“Special Hazard Coverage”: For each Distribution Date, an amount equal to the greater of (i) the greatest of (A) the aggregate Scheduled Principal Balance of Mortgage Loans in the related Loan Groups related to Mortgaged Properties located in the single California zip code area with the largest aggregate Scheduled Principal Balance of related Mortgage Loans, (B) 1% of the aggregate Scheduled Principal Balance of Mortgage Loans in the related Loan Groups and (C) twice the Scheduled Principal Balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month (or, in the case of the first Distribution Date, as of the Cut-Off Date); and (ii) (A) in the case of the Short Reset Group Loans, $3,179,585 and (B) in the case of the Hybrid Group Loans, $12,059,178, minus (iii) the aggregate amount of Special Hazard Losses allocated to the Certificates on or prior to such Distribution Date; provided, however, that, in no event may the Special Hazard Coverage be less than zero.

“Special Hazard Loss”:  Any loss on a Mortgage Loan resulting from (i) damage to the related Mortgaged Property caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not insured against under the standard form of hazard insurance policy for the state in which the related Mortgaged Property is located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area, or (ii) the application of the coinsurance clause contained in such hazard insurance policy; provided, however, that Special Hazard Losses shall not include losses caused by war, civil insurrection, action taken by governmental authority in hindering, combating or defending against an actual, impending or expected attack, errors in design, faulty workmanship or materials (unless the collapse of the property or a part thereof ensues, and then only the ensuing loss shall be considered a Special Hazard Loss), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area) and chemical contamination.

“Special Losses”:  Bankruptcy Losses, Fraud Losses or Special Hazard Losses.

“Standard Terms”:  The Standard Terms to Master Servicing and Trust Agreement May 2005 Edition, incorporated by reference in the Trust Agreement.

“Step 1 Assignment Agreements”:  Each of (1) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and Countrywide, as seller; (2) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and Countrywide Servicing, as servicer; (3) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and GMAC, as seller and servicer; (4) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and IndyMac, as seller and servicer; (5) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and Lydian, as seller and servicer; (6) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and Nat City, as seller and servicer; and (7) the Assignment, Assumption and Recognition Agreement dated as of May 27, 2005, among GSMC, as assignor, the Depositor, as assignee, and Countrywide, as servicer, in conjunction with the Representations and Warranties Agreement dated as of May 27, 2005, between GSMC and the Depositor.

“Step 2 Assignment Agreements”:  Each of (1) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, Countrywide Servicing, as servicer, Countrywide, as seller, and as acknowledged by the Master Servicer; (2) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, and GMAC, as seller and servicer, and as acknowledged by the Master Servicer; (3) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, and IndyMac, as seller and servicer, and as acknowledged by the Master Servicer; (4) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, and Lydian, as seller and servicer, and as acknowledged by the Master Servicer; (5) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, and Nat City, as seller and servicer, and as acknowledged by the Master Servicer; and (6) the Assignment, Assumption and Recognition Agreement dated as of May 1, 2005, between the Depositor, as assignor and the Trustee, as assignee, and as acknowledged by the Master Servicer.

“Subordinate Certificates”:  The Class B Certificates.

“Subordinate Percentage”:  For any Distribution Date and any Loan Group, (x) 100%, minus (y) the Senior Percentage for such Loan Group.

“Subordinate Principal Distribution Amount”: For any Distribution Date and any Loan Group, (x) the sum, for such Loan Group, of the Principal Payment Amount, the Principal Prepayment Amount and the Liquidation Principal, minus (y) the Senior Principal Distribution Amount for such Loan Group, minus (z) Crossover Amounts, if any, allocable to principal paid to the Senior Certificates related to the other Loan Group.

“Subordination Levels”:  With respect to any Class of Subordinate Certificates on any specified date, the percentage obtained by dividing the sum of the Class Principal Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Class Principal Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

“Subsequent Recoveries”:  With respect to any Distribution Date and any Mortgage Loan, amounts received in respect of principal on such Mortgage Loan during the related Prepayment Period which have previously been allocated as a Realized Loss, Special Loss or Excess Special Loss to a Class of Certificates.

“Super Senior Certificates”:  The Class 3A1, Class 6A1 and Class 8A1 Certificates.

“Trust Agreement”:  This Master Servicing and Trust Agreement dated as of May 1, 2005, which incorporates by reference the Standard Terms.  Any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of May 1, 2005, shall be deemed to refer to this Trust Agreement.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trustee”:  U.S. Bank National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

“Undercollateralized Loan Group”: As defined in Section 3.03 hereof.

“Wells Fargo”:  Wells Fargo Bank, N.A., or any successor in interest.

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.  To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (a) the Mortgage Loans listed on each of Schedule I hereto, the related Trustee Mortgage Loan Files, and all Scheduled Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements (other than GSMC’s rights to indemnification thereunder, which were retained by GSMC under the applicable Step 1 Assignment Agreements), as they relate to the Mortgage Loans; (c) the Custodial Agreements, as they relate to the Mortgage Loans; (d) the Assignment Agreements; (e) the REMIC I Distribution Account, the REMIC II Distribution Account, the REMIC III Distribution Account, the Master Servicer Account, the Certificate Account and the Collection Accounts, as they relate to the Mortgage Loans and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account, the REMIC I Distribution Account, the REMIC II Distribution Account, the REMIC III Distribution Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the “Trust Estate”).

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

It is agreed and understood by the Trustee and the Depositor that it is not intended that any mortgage loan be included in the Trust that is (i) a “High Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004, or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

Section 2.02

Acceptance by the Trustee.  By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of “Trust Estate” herein in trust for the exclusive use and benefit of all present and future Holders.  The Trustee has not created and will not create, and no officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by the Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any asset included in the Trust Estate.

Section 2.03

REMIC Elections and REMIC Designation.

Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate (other than the Reserve Fund) described in the definition of the term “REMIC I,” the assets of the Trust Estate described in the definition of the term “REMIC II,” the assets of the Trust Estate described in the definition of the term “REMIC III” and the assets of the Trust Estate described in the definition of the term “REMIC IV” as four separate REMICs for federal income tax purposes.  The REMIC I Regular Interests shall constitute the regular interests in REMIC I, the REMIC II Regular Interests shall constitute the regular interests in REMIC II, the REMIC III Regular Interests shall constitute the regular interests in REMIC III and the Certificates (other than the Class X Certificates and the Residual Certificates) and the Class X Interest shall constitute the regular interests in REMIC IV.  REMIC I shall issue the Class RSR Certificates, which shall constitute the sole class of residual interests in REMIC I; REMIC II shall issue the Class RH Certificates, which shall constitute the sole class of residual interests in REMIC II; and the Trust shall issue the Class R Certificates, which shall constitute the sole class of residual interests in each of REMIC III and REMIC IV.   References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC I, REMIC II, REMIC III and REMIC IV referred to herein, as modified by this Trust Agreement.

(a)

REMIC I Designations.

The pass-through rate with respect to the Class I-1B Interest and Class I-1Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 1.  The pass-through rate with respect to the Class I-2B Interest and Class I-2Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 2.

As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 1 and (ii) the principal balance of the Class I-2B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 2.

As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class I-1B Interest and (ii) the principal balance of the Class I-2Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the end of the related Prepayment Period (less $100 allocable to the Class RSR Certificates until paid pursuant to Section 3.01(a)(ii)) over the principal balance of the Class I-2B Interest.

On each Distribution Date, prior to distributions on the Certificates as provided in Section 3.01(a):  (i) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 1 shall be deemed distributed to the Class I-1B Interest and Class I-1Q Interest and (ii) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 2 (other than amounts paid to the Class RSR Certificates pursuant to Section 3.01) shall be deemed distributed to the Class I-2B Interest and Class I-2Q Interest.

Distributions of principal shall be made, and Realized Losses shall be allocated:

(i)

first, to the Class I-1B Interest and Class I-2B Interest, each from the related Loan Group, so that their respective principal balances (computed to at least eight decimal places) are equal to (A) 0.10% of the Group Subordinate Amount for Loan Group 1 and (B) 0.10% of the Group Subordinate Amount for Loan Group 2 (except that if any such amount is a larger number than in the preceding distribution period, the least amount of principal shall be distributed or losses shall be allocated to the Class I-1B Interest and Class I-2B Interest, as applicable, such that the REMIC I Subordinated Balance Ratio is maintained); and

(ii)

second, any remaining amounts of principal shall be distributed and losses shall be allocated from the related Loan Group to the Class I-1Q Interest and Class I-2Q Interest, respectively.

(b)

REMIC II Designations.

The pass-through rate with respect to the Class II-3B Interest and Class II-3Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 3.  The pass-through rate with respect to the Class II-4B Interest and Class II-4Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 4.  The pass-through rate with respect to the Class II-5B Interest and Class II-5Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 5.  The pass-through rate with respect to the Class II-6B Interest and Class II-6Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 6.  The pass-through rate with respect to the Class II-7B Interest and Class II-7Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 7.  The pass-through rate with respect to the Class II-8B Interest and Class II-8Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 8.

As of the Closing Date and any date of determination, (i) the principal balance of the Class II-3B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 3, (ii) the principal balance of the Class II-4B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 4, (iii) the principal balance of the Class II-5B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 5, (iv) the principal balance of the Class II-6B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 6, (v) the principal balance of the Class II-7B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 7, and (vi) the principal balance of the Class II-8B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 8.

As of the Closing Date and any date of determination, (i) the principal balance of the Class II-3Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class II-3B Interest (less $100 allocable to the Class RH Certificates until paid pursuant to Section 3.01(a)(ii)); (ii) the principal balance of the Class II-4Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class II-4B Interest; (iii) the principal balance of the Class II-5Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 5 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class II-5B Interest; (iv) the principal balance of the Class II-6Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 6 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class II-6B Interest; (v) the principal balance of the Class II-7Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 7 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class II-7B Interest; and (vi) the principal balance of the Class II-8Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 8 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class II-8B Interest.

On each Distribution Date, prior to distributions on the Certificates as provided in Section 3.01(a):  (i) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 3 (other than amounts paid to the Class RH Certificates pursuant to Section 3.01) shall be deemed distributed to the Class II-3B Interest and Class II-3Q Interest; (ii) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 4  shall be deemed distributed to the Class II-4B Interest and Class II-4Q Interest; (iii) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 5 shall be deemed distributed to the Class II-5B Interest and Class II-5Q Interest; (iv) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 6  shall be deemed distributed to the Class II-6B Interest and Class II-6Q Interest; (v) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 7 shall be deemed distributed to the Class II-7B Interest and Class II-7Q Interest; and (vi) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 8  shall be deemed distributed to the Class II-8B Interest and Class II-8Q Interest.

Distributions of principal shall be made, and Realized Losses shall be allocated:

(i)

first, to the Class II-3B Interest, Class II-4B Interest, Class II-5B Interest, Class II-6B Interest, Class II-7B Interest and Class II-8B Interest, each from the related Loan Group, so that their respective principal balances (computed to at least eight decimal places) are equal to (A) 0.10% of the Group Subordinate Amount for Loan Group 3; (B) 0.10% of the Group Subordinate Amount for Loan Group 4;  (C) 0.10% of the Group Subordinate Amount for Loan Group 5; (D) 0.10% of the Group Subordinate Amount for Loan Group 6; (E) 0.10% of the Group Subordinate Amount for Loan Group 7; and (F) 0.10% of the Group Subordinate Amount for Loan Group 8 (except that if any such amount is a larger number than in the preceding distribution period, the least amount of principal shall be distributed or losses shall be allocated to the Class II-3B Interest, Class II-4B Interest, Class II-5B Interest, Class II-6B Interest, Class II-7B Interest and Class II-8B Interest, as applicable, such that the REMIC II Subordinated Balance Ratio is maintained); and

(ii)

second, any remaining amounts of principal shall be distributed and losses shall be allocated from the related Loan Group to the Class II-3Q Interest, Class II-4Q Interest, Class II-5Q Interest, Class II-6Q Interest, Class II-7Q Interest and Class II-8Q Interest, respectively.

(c)

REMIC III Designation.  REMIC III shall issue each of the following uncertificated interests, each of which shall have the following interest rates, initial principal balances, and corresponding class of Certificates and shall evidence ownership of a regular interest in REMIC III except to the extent provided below:

Interest	Initial Principal Balance	Interest Rate	Corresponding Class of Certificates
Class III-1A1	$133,284,000	(1)	1A-1
Class III-2A1	$169,571,000	(2)	2A-1
Class III-1B1	$ 7,790,000	(3)	1B1
Class III-1B2	$ 2,544,000	(3)	1B2
Class III-1B3	$ 1,271,000	(3)	1B3
Class III-1B4	$ 1,431,000	(3)	1B4
Class III-1B5	$ 1,272,000	(3)	1B5
Class III-1B6	$ 795,489	(3)	1B6
Class III-R	(4)	(4)	(4)

(1)

For each Distribution Date, this interest shall bear interest at a per annum rate equal to the Net Funds Cap for the Class 1A-1 Certificates.

(2)

For each Distribution Date, this interest shall bear interest at a per annum rate equal to the Net Funds Cap for the Class 2A-1 Certificates.

(3)

For each Distribution Date, this interest shall bear interest at a per annum rate equal to the Net Funds Cap for the Short Reset Group Subordinate Certificates.

(4)

The Class III-R Interest shall constitute the residual interest in REMIC III.  It shall not have a principal balance and shall not bear interest.  The Class A-R Certificates shall represent beneficial ownership of the Class III-R Interest and of the residual interest in REMIC IV.

On each Distribution Date, interest shall be distributed on each of the Interests in REMIC III at the interest rates set forth above.  In addition, on each Distribution Date, principal and Realized Losses shall be allocated among the Interests in REMIC III such that, following such allocation, the principal amount of each Interest in REMIC III equals the outstanding principal amount of corresponding class of Certificates for such Interest.

(d)

REMIC IV Designation.  The Trust shall issue each of the following Classes of Certificates, each of which shall have the following Certificate Rates and initial Class Principal Balances and shall evidence ownership of a regular interest in REMIC IV except to the extent provided below:

Class of Certificates	Initial Class Principal Balance	Initial Certificate Rate
Class 1A1	$133,284,000	3.31063%(1)
Class 2A1	$169,571,000	3.31063%(2)
Class 3A1	$181,240,000	4.65488%(3)
Class 3A2	$ 20,138,000	4.65488%(3)
Class 4A1	$278,440,000	4.66211%(4)
Class 5A1	$186,605,000	5.06775%(5)
Class 6A1	$360,482,000	5.05894%(6)
Class 6A2	$ 11,168,000	5.05894%(6)
Class 7A1	$ 34,039,000	5.03414%(7)
Class 8A1	$ 67,807,000	5.33607%(8)
Class 8A2	$ 3,655,000	5.33607%(8)
Class X	$317,958,489(9)	(10)
Class 1B1	$ 7,790,000	3.59063%(11)
Class 1B2	$ 2,544,000	3.94063%(12)
Class 1B3	$ 1,271,000	4.34063%(13)
Class 1B4	$ 1,431,000	4.34063%(14)
Class 1B5	$ 1,272,000	4.34063%(15)
Class 1B6	$ 795,489	4.34063%(16)
Class 2B1	$ 28,335,000	4.90918%(17)
Class 2B2	$ 13,262,000	4.90918%(17)
Class 2B3	$ 7,234,000	4.90918%(17)
Class 2B4	$ 6,028,000	4.90918%(17)
Class 2B5	$ 4,220,000	4.90918%(17)
Class 2B6	$ 3,014,910	4.90918%(17)
Class R	$ 100	4.65488%(18)
Class RSR	$ 100	3.27390%(19)
Class RH	$ 100	4.65488%(19)

(1)

For each Distribution Date, the Certificate Rate for the Class 1A1 Certificates shall equal a per annum rate equal to the lesser of (a) the sum of (A) one-month LIBOR plus (B) (1) 0.220% (up to and including the earliest possible Distribution Date on which the Master Servicer has the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 as provided in Section 10.02 of the Standard Terms) or (2) 0.440% (after the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 is not exercised by the Master Servicer at the earliest possible Distribution Date as provided in Section 10.02 of the Standard Terms) and (b) the Net Funds Cap.  Any Net WAC Shortfall payable to a Class 1A1 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(2)

For each Distribution Date, the Certificate Rate for the Class 2A1 Certificates shall equal a per annum rate equal to the lesser of (a) the sum of (A) one-month LIBOR plus (B) (1) 0.220% (up to and including the earliest possible Distribution Date on which the Master Servicer has the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 as provided in Section 10.02 of the Standard Terms) or (2) 0.440% (after the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 is not exercised by the Master Servicer at the earliest possible Distribution Date as provided in Section 10.02 of the Standard Terms) and (b) the Net Funds Cap.  Any Net WAC Shortfall payable to a Class 2A1 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(3)

For each Distribution Date, the Certificate Rate for the Class 3A1 and Class 3A2 certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 3.

(4)

For each Distribution Date, the Certificate Rate for the Class 4A1 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 4.

(5)

For each Distribution Date the Certificate Rate for the Class 5A1 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 5.

(6)

For each Distribution Date the Certificate Rate for the Class 6A1 and the Class 6A2 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 6.

(7)

For each Distribution Date, the Certificate Rate for the Class 7A1 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 7.

(8)

For each Distribution Date, the Certificate Rate for the Class 8A1 and Class 8A2 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 8.

(9)

Notional Amount.

(10)

For each Distribution Date, the Certificate Rate for the Class X Certificates shall equal the Class X Rate.  For federal income tax purposes, the Class X Certificates shall represent (i) ownership of a REMIC regular interest in REMIC IV (the “Class X Interest”), (ii) ownership of the Reserve Fund and (iii) an obligation to make payments pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.  The Class X Interest shall be an interest-only regular interest in REMIC IV, shall have a notional amount on each Distribution Date equal to the Notional Amount of the Class X Certificates as of such Distribution Date and shall be entitled to receive interest at a rate equal to the Certificate Rate of the Class X Certificates.

(11)

For each Distribution Date, the Certificate Rate for the Class 1B1 Certificates shall equal a per annum rate equal to the lesser of (a) the sum of (A) one-month LIBOR plus (B) (1) 0.500% (up to and including the earliest possible Distribution Date on which the Master Servicer has the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 as provided in Section 10.02 of the Standard Terms) or (2) 0.750% (after the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 is not exercised by the Master Servicer at the earliest possible Distribution Date as provided in Section 10.02 of the Standard Terms) and (b) the Net Funds Cap.  Any Net WAC Shortfall payable to a Class 1B1 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(12)

For each Distribution Date, the Certificate Rate for the Class 1B2 Certificates shall equal a per annum rate equal to the lesser of (a) the sum of (A) one-month LIBOR plus (B) (1) 0.850% (up to and including the earliest possible Distribution Date on which the Master Servicer has the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 as provided in Section 10.02 of the Standard Terms) or (2) 1.275% (after the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 is not exercised by the Master Servicer at the earliest possible Distribution Date as provided in Section 10.02 of the Standard Terms) and (b) the Net Funds Cap.  Any Net WAC Shortfall payable to a Class 1B2 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(13)

For each Distribution Date, the Certificate Rate for the Class 1B3 Certificates shall equal a per annum rate equal to the lesser of (a) the sum of (A) one-month LIBOR plus (B) (1) 1.250% (up to and including the earliest possible Distribution Date on which the Master Servicer has the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 as provided in Section 10.02 of the Standard Terms) or (2) 1.875% (after the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 is not exercised by the Master Servicer at the earliest possible Distribution Date as provided in Section 10.02 of the Standard Terms) and (b) the Net Funds Cap.  Any Net WAC Shortfall payable to a Class 1B3 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(14)

For each Distribution Date, the Certificate Rate for the Class 1B4 Certificates shall equal a per annum rate equal to the lesser of (a) the sum of (A) one-month LIBOR plus (B) (1) 1.250% (up to and including the earliest possible Distribution Date on which the Master Servicer has the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 as provided in Section 10.02 of the Standard Terms) or (2) 1.875% (after the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 is not exercised by the Master Servicer at the earliest possible Distribution Date as provided in Section 10.02 of the Standard Terms) and (b) the Net Funds Cap.  Any Net WAC Shortfall payable to a Class 1B4 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(15)

For each Distribution Date, the Certificate Rate for the Class 1B5 Certificates shall equal a per annum rate equal to the lesser of (a) the sum of (A) one-month LIBOR plus (B) (1) 1.250% (up to and including the earliest possible Distribution Date on which the Master Servicer has the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 as provided in Section 10.02 of the Standard Terms) or (2) 1.875% (after the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 is not exercised by the Master Servicer at the earliest possible Distribution Date as provided in Section 10.02 of the Standard Terms) and (b) the Net Funds Cap.  Any Net WAC Shortfall payable to a Class 1B5 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(16)

For each Distribution Date, the Certificate Rate for the Class 1B6 Certificates shall equal a per annum rate equal to the lesser of (a) the sum of (A) one-month LIBOR plus (B) (1) 1.250% (up to and including the earliest possible Distribution Date on which the Master Servicer has the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 as provided in Section 10.02 of the Standard Terms) or (2) 1.875% (after the option to make a Terminating Purchase of the Mortgage Loans in Loan Group 1 and Loan Group 2 is not exercised by the Master Servicer at the earliest possible Distribution Date as provided in Section 10.02 of the Standard Terms) and (b) the Net Funds Cap.  Any Net WAC Shortfall payable to a Class 1B6 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(17)

For each Distribution Date, the Certificate Rate for the Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7 and Loan Group 8, weighted on the basis of the related Group Subordinate Amounts.

(18)

For each Distribution Date, the Certificate Rate for the Class R Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 3.  The Class R Certificates represent beneficial ownership of the sole class of residual interest in REMIC IV, along with beneficial ownership of the Class III-R Interest.

(19)

For each Distribution Date, the Certificate Rate for the Class RSR and Class RH Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 1 and Loan Group 3, respectively.  The Class RSR Certificates represent the sole class of residual interests in REMIC I and the Class RH Certificates represent the sole class of residual interest in REMIC II.

(e)

REMIC Final Scheduled Distribution.  The “latest possible maturity date” for each REMIC and each Class of Certificates and REMIC Regular Interests is the 36th Distribution Date following the latest stated maturity date of any Mortgage Loan included in the Trust as of the Closing Date.

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders.

(a)

Distributions.  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(a)(iv) of the Standard Terms) for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 and shall distribute it in the following manner and order of priority:

(i)

the Available Distribution Amount for Loan Group 1 shall be distributed in the following order of priority:

(1)

first, pro rata (based on the amount distributable to the Class 1A1 and Class RSR Certificates and the amount to be deposited in the Reserve Fund pursuant to this Section 3.01(a)(i)(1)), to the Class 1A1 and Class RSR Certificates, Accrued Certificate Interest thereon; and to the Reserve Fund, an amount equal to the product of (A) the Class X Rate, (B) the Notional Amount of the Class X Certificates and (C) the Pool 1 Portion; and

(2)

second, sequentially to the Class RSR and Class 1A1 Certificates, in that order, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 1 for such Distribution Date, until the Class Principal Balance of each such Class has been reduced to zero;

(ii)

the Available Distribution Amount for Loan Group 2 shall be distributed as follows:

(1)

first, pro rata (based on the amount distributable to the Class 2A1, Certificates and the amount to be deposited in the Reserve Fund pursuant to this Section 3.01(a)(ii)(1)), to the Class 2A1 Certificates, Accrued Certificate Interest thereon; and to the Reserve Fund, an amount equal to the product of (A) the Class X Rate, (B) the Class Notional Amount of the Class X Certificates and (C) the Pool 2 Portion; and

(2)

second, to the Class 2A1 Certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 2 for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero;

(iii)

the Available Distribution Amount for Loan Group 3 shall be distributed as follows:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 3A1, Class 3A2, Class R and Class RH Certificates, Accrued Certificate Interest thereon; and

(2)

second, sequentially, to the Class R, Class RH and, as a group, the Class 3A1 and Class 3A2 Certificates, in that order, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 3 for such Distribution Date, until the Class Principal Balance of each such Class has been reduced to zero; provided that distributions made to the Class 3A1 and Class 3A2 Certificates, as a group, shall be made pro rata, based on their respective Class Principal Balances;

(iv)

the Available Distribution Amount for Loan Group 4 shall be distributed as follows:

(1)

first, to the Class 4A1 Certificates, Accrued Certificate Interest thereon; and

(2)

second, to the Class 4A1 Certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 4 for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero;

(v)

the Available Distribution Amount for Loan Group 5 shall be distributed as follows:

(1)

first, to the Class 5A1 certificates, Accrued Certificate Interest thereon; and

(2)

second, to the Class 5A1 certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 5 for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero;

(vi)

the Available Distribution Amount for Loan Group 6 shall be distributed as follows:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 6A1 and Class 6A2 certificates, Accrued Certificate Interest thereon; and

(2)

second, pro rata (based on their respective Class Principal Balances), to the Class 6A1 Class 6A2 certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 6 for such Distribution Date, until the Class Principal Balance of each such Class has been reduced to zero;

(vii)

the Available Distribution Amount for Loan Group 7 shall be distributed as follows:

(1)

first, to the Class 7A1 certificates, Accrued Certificate Interest thereon; and

(2)

second, to the Class 7A1 certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 7 for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero;

(viii)

the Available Distribution Amount for Loan Group 8 shall be distributed as follows:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 8A1 and Class 8A2 certificates, Accrued Certificate Interest thereon; and

(2)

second, pro rata (based on their respective Class Principal Balances), to the Class 8A1 Class 8A2 certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 8 for such Distribution Date, until the Class Principal Balance of each such class has been reduced to zero;

(b)

Subject to the exceptions described below, unless the Class Principal Balances of a Class of Short Reset Group Subordinate Certificates has been previously reduced to zero, the portion of the Available Distribution Amount for the Short Reset Loan Group in the aggregate remaining after making the distributions described above in paragraph (a)(i) and (a)(ii)  shall be distributed in the following order of priority:

(i)

first, to the Class 1B1 Certificates, Accrued Certificate Interest thereon;

(ii)

second, to the Class 1B1 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(iii)

third, to the Class 1B2 Certificates, Accrued Certificate Interest thereon;

(iv)

fourth, to the Class 1B2 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(v)

fifth, to the Class 1B3 Certificates, Accrued Certificate Interest thereon;

(vi)

sixth, to the Class 1B3 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(vii)

seventh, to the Class 1B4 Certificates, Accrued Certificate Interest thereon;

(viii)

eighth, to the Class 1B4 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(ix)

ninth, to the Class 1B5 Certificates, Accrued Certificate Interest thereon;

(x)

tenth, to the Class 1B5 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(xi)

eleventh, to the Class 1B6 Certificates, Accrued Certificate Interest thereon;

(xii)

twelfth, to the Class 1B6 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero; and

(xiii)

thirteenth, to each Class of Short Reset Group Certificates in order of seniority (and among classes of Senior Certificates related to the Short Reset Loan Group, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses previously allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (b)(xiii) shall not cause a further reduction in the Class Principal Balance of any Class of Certificates.

(c)

Subject to the exceptions described below, unless the Class Principal Balance of a Class of Hybrid Group Subordinate Certificates has been previously reduced to zero, the portion of the Available Distribution Amount for the Hybrid Loan Group in the aggregate remaining after making the distributions described above in paragraphs (a)(iii) through (a)(viii) shall be distributed in the following order of priority:

(i)

first, to the Class 2B1 Certificates, Accrued Certificate Interest thereon;

(ii)

second, to the Class 2B1 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(iii)

third, to the Class 2B2 Certificates, Accrued Certificate Interest thereon;

(iv)

fourth, to the Class 2B2 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(v)

fifth, to the Class 2B3 Certificates, Accrued Certificate Interest thereon;

(vi)

sixth, to the Class 2B3 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(vii)

seventh, to the Class 2B4 Certificates, Accrued Certificate Interest thereon;

(viii)

eighth, to the Class 2B4 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(ix)

ninth, to the Class 2B5 Certificates, Accrued Certificate Interest thereon;

(x)

tenth, to the Class 2B5 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(xi)

eleventh, to the Class 2B6 Certificates, Accrued Certificate Interest thereon;

(xii)

twelfth, to the Class 2B6 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero; and

(xiii)

thirteenth, to each Class of Hybrid Group Certificates in order of seniority (and among Classes of Senior Certificates related to the Hybrid Loan Group, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses previously allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (c)(xiii) shall not cause a further reduction in the Class Principal Balance of any Class of Certificates.

(d)

At such time as all Short Reset Group Certificates have been paid in full and all related Realized Losses previously allocated have been reimbursed in full (unless the allocation of Realized Losses has reduced any Class of such Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class), all remaining amounts related to the Short Reset Loan Group to the Class RSR Certificates.

(e)

At such time as all Hybrid Group Certificates have been paid in full and all related Realized Losses previously allocated have been reimbursed in full (unless the allocation of Realized Losses has reduced any Class of such Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class), all remaining amounts related to the Hybrid Loan Group to the Class RH Certificates.

(f)

All remaining amounts to the Class R Certificates to the extent attributable to REMIC III or REMIC IV, to the Class RSR Certificates to the extent attributable to REMIC I and to the Class RH Certificates to the extent attributable to REMIC II.

(g)

Notwithstanding the above, if the Subordination Level for any Class of Subordinate Certificates on any Distribution Date is less than the Subordination Level on the Closing Date for such Class of Certificates (such Class, the “Affected Subordinate Certificates”), the aggregate portion of the Principal Prepayment Amount otherwise payable on such Distribution Date to Classes of Subordinate Certificates shall be allocated as follows:

(i)

pro rata (based on their respective Class Principal Balances) to each Class of related Subordinate Certificates whose Subordination Level equals or exceeds its initial Subordination Level and the related Class of Affected Subordinate Certificates having the lowest numerical designation, or

(ii)

if no class of related Subordinate Certificates has a Subordination Level equal to or in excess of its initial Subordination Level, to the related Class of Affected Subordinate Certificates having the lowest numerical designation up to an amount sufficient to restore its Subordination Level to its initial Subordination Level, and then to the related Class of Affected Subordinate Certificates having the next lowest numerical designation, in the same manner.

(h)

All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the outstanding principal balance of each such Certificate.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000.  The Securities Administrator may charge the Holder a fee for any payment made by wire transfer.  Final distribution on the Certificates shall be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

(i)

In the event that the Short Reset Group Loans or the Hybrid Group Loans are purchased at the election of the Master Servicer pursuant to the terms of Section 4.03 hereof and Sections 10.02 and 10.03 of the Standard Terms, the Securities Administrator shall remit the amount of any Fair Market Value Excess by wire transfer of immediately available funds to the Holders of the Class RSR Certificates, in the case of an optional purchase of the Short Reset Group Loans, and to the Holders of the Class RH Certificates, in the case of an optional purchase of the Hybrid Group Loans, in each case in accordance with the instructions of the applicable Certificateholder.

(j)

Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made shall be paid to the Holders of the applicable Residual Certificates with respect to the related REMIC.

Section 3.02

Allocation of Realized Losses and Shortfalls  (a)

Realized Losses.

(i)

On each Distribution Date, Realized Losses and Special Losses (other than Excess Special Losses) realized during the prior calendar month shall be allocated to reduce the Class Principal Balances of the related Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such Class has been reduced to zero.  If the Class Principal Balances of the Short Reset Group Subordinate Certificates have been reduced to zero, further Realized Losses and Special Losses (other than Excess Special Losses) on the Short Reset Group Loans shall be allocated to the Senior Certificates related to the Loan Group or Loan Groups in which such Realized Losses or Special Losses (other than Excess Special Losses) occurred, based on the outstanding Class Principal Balances of such Senior Certificates, in each case until each such Class Principal Balance has been reduced to zero.  If the Class Principal Balances of the Hybrid Group Subordinate Certificates have been reduced to zero, further Realized Losses and Special Losses (other than Excess Special Losses) on the Hybrid Group Loans shall be allocated to the Senior Certificates related to the Loan Group or Loan Groups in which such Realized Losses or Special Losses (other than Excess Special Losses) occurred, based on the outstanding Class Principal Balances of such Senior Certificates, in each case until each such Class Principal Balance has been reduced to zero; provided, however, that Realized Losses (other than Excess Special Losses) otherwise allocable (A) to the Class 3A1 Certificates shall first be allocated to the Class 3A2 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero, and thereafter such Realized Losses shall be allocated to the Class 3A1 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero, (B) to the Class 6A1 Certificates shall first be allocated to the Class 6A2 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero, and thereafter such Realized Losses shall be allocated to the Class 6A1 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero and (C) to the Class 8A1 Certificates shall first be allocated to the Class 8A2 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero, and thereafter such Realized Losses shall be allocated to the Class 8A1 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero.

(ii)

On any Distribution Date, any Excess Special Losses realized during the prior calendar month shall be allocated, pro rata, to (x) all Classes of Senior Certificates related to the Loan Group in which such losses occurred and (y) the related Subordinate Certificates, based on the aggregate Class Principal Balance of such Senior Certificates and the related Group Subordinate Amount of the related Subordinate Certificates, respectively.

(iii)

Whenever Realized Losses, Special Losses or Excess Special Losses are required to be allocated to a Class of Certificates, the Realized Loss, Special Loss or Excess Special Loss, as applicable, shall be allocated to Certificates of such Class of the related Loan Group or Loan Groups, as the case may be, based on their respective outstanding principal amounts.

(b)

Interest Shortfall.  Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, on each Distribution Date, before any distributions are made on the Certificates, any Shortfall with respect to any Mortgage Loan shall be allocated to reduce the Accrued Certificate Interest on each Class of Senior Certificates related to the Loan Group of such Mortgage Loan and each Class of related Subordinate Certificates pro rata, based on the amount of Accrued Certificate Interest otherwise owing to each such Class pursuant to clause (i) of the definition of Accrued Certificate Interest.

(c)

Modification Losses.  Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, in the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification, waiver or amendment of the terms of such Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower, such modification, waiver or amendment shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates.

(d)

Subsequent Recoveries.  With respect to any Subsequent Recoveries received with respect to a Mortgage Loan, such Subsequent Recoveries shall be treated as a principal prepayment.  In addition, the Class Principal Balance of each Class of Certificates to which Realized Losses have been allocated shall be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries, but not by more than the amount of Realized Losses previously allocated to reduce the Class Principal Balance of such Class.

Section 3.03

Crossover Amounts.

(a)

If, on any Distribution Date, the aggregate Class Principal Balance of the Group 1 or Group 2 Certificates exceeds the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group (such class or classes, the related “Affected Short Reset Group Senior Certificates”), then future principal payments otherwise allocable to the Short Reset Group Subordinate Certificates shall be “crossed over” or used to repay principal of the Affected Short Reset Group Senior Certificates by increasing the Senior Principal Distribution Amount for the Loan Group related to the Affected Short Reset Group Senior Certificates in an amount equal to the lesser of (i) the aggregate amount of principal otherwise payable to the Short Reset Group Subordinate Certificates on such Distribution Date and (ii) the amount required to be paid to the Affected Short Reset Group Senior Certificates so that their aggregate Class Principal Balance is equal to the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group.

(b)

In addition, if, as a result of rapid prepayments, the aggregate Class Principal Balance of the Group 1 or Group 2 Certificates has been reduced to zero and such Senior Certificates are retired, amounts otherwise distributable as principal on each class of Subordinate Certificates related to Loan Group 1 and Loan Group 2 shall instead be distributed as principal to the Senior Certificates related to the other Loan Group which remains outstanding, until the Class Principal Balances of the Senior Certificates related to Loan Group 1 and Loan Group 2 have been reduced to zero.  In order for the distribution priority described in the foregoing sentence to apply on any Distribution Date, it must also be true that either (a) the related Subordinate Percentage for that Distribution Date is less than 200% of such Subordinate Percentage as of the Cut-Off Date, or (b) the average outstanding principal balance of the Mortgage Loans in Loan Group 1 and Loan Group 2 that are delinquent 60 days or more (including any such Mortgage Loans in foreclosure or bankruptcy and REO properties) during the most recent three calendar months as a percentage of the related Subordinate Percentage is greater than or equal to 50%.

(c)

If, on any Distribution Date, the aggregate Class Principal Balance of the Group 3, Group 4, Group 5, Group 6, Group 7 or Group 8 Certificates exceeds the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group (such class or classes, the related “Affected Hybrid Group Senior Certificates”), then future principal payments otherwise allocable to the Hybrid Group Subordinate Certificates shall be “crossed over” or used to repay principal of the Affected Hybrid Group Senior Certificates by increasing the Senior Principal Distribution Amount for the Loan Group related to the Affected Hybrid Group Senior Certificates in an amount equal to the lesser of (i) the aggregate amount of principal otherwise payable to the Hybrid Group Subordinate Certificates on such Distribution Date and (ii) the amount required to be paid to the Affected Hybrid Group Senior Certificates so that their aggregate Class Principal Balance is equal to the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group.

(d)

In addition, if, as a result of rapid prepayments, the aggregate Class Principal Balance of the Group 3, Group 4, Group 5, Group 6, Group 7 or Group 8 Certificates has been reduced to zero and such Senior Certificates are retired, amounts otherwise distributable as principal on each class of Subordinate Certificates related to Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7 and Loan Group 8 shall instead be distributed as principal to the Senior Certificates related to another such Loan Group or Loan Groups which remain outstanding, until the Class Principal Balances of the Senior Certificates related to Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7 and Loan Group 8 have been reduced to zero.  In order for the distribution priority described in the foregoing sentence to apply on any Distribution Date, it must also be true that either (a) the related Subordinate Percentage for that Distribution Date is less than 200% of such Subordinate Percentage as of the Cut-Off Date, or (b) the average outstanding principal balance of the Mortgage Loans in Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7 and Loan Group 8 that are delinquent 60 days or more (including any such Mortgage Loans in foreclosure or bankruptcy and REO properties) during the most recent three calendar months as a percentage of the related Subordinate Percentage is greater than or equal to 50%.

(e)

All distributions described in this Section 3.03 shall be made in accordance with the priorities set forth in Section 3.01.  There shall be no crossover amounts between the Short Reset Loan Group and the Hybrid Loan Group.

Section 3.04

Reserve Fund.

(a)

On the Closing Date, the Securities Administrator on behalf of the Trustee shall establish and maintain in the Trustee’s name, in trust for the benefit of the holders of the Class 1A1, Class 2A1, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5, Class 1B6 and Class X Certificates, a Reserve Fund, into which the Initial Reserve Fund Deposit Amount, on such date, shall be deposited.  The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement.  The Reserve Fund shall not be an asset of any REMIC established hereby.

(b)

On each Distribution Date, to the extent required following the distribution of the Available Distribution Amount as described in Section 3.01, the Securities Administrator shall withdraw from amounts in the Reserve Fund to pay the Short Reset Group Certificates, in the following order or priority, in each case to the extent of amounts remaining in the Reserve Fund,:

(i)

to the Class 1A1 and Class 2A1 Certificates, pro rata, any related unpaid Net WAC Shortfalls for each such Class for such Distribution Date;

(ii)

to the Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates, sequentially, in that order, any related unpaid Net WAC Shortfalls for each such Class for such Distribution Date; and

(iii)

to the Class X Certificates, amounts in excess of the initial deposit into the Reserve Fund.

(c)

Upon redemption of the Short Reset Group Certificates pursuant to Section 4.03 of this Agreement and Section 10.02 of the Standard Terms, any amounts remaining in the Reserve Fund after all distributions required pursuant to such Sections have been made shall be distributed to the Class X Certificates.

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates.  The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2005-AR3.  The aggregate principal amount of Certificates that may be executed and delivered under this Trust Agreement is limited to $1,523,626,699, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.04 or 5.06 of the Standard Terms.  On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Class Principal Balance or Notional Amount, as applicable for each Class of the Certificates.

Section 4.02

Denominations.  Each of the Senior Certificates and the Senior Subordinate Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates.  The Senior Certificates (other than the Interest Only Certificates) shall be issued in minimum denominations of $25,000 initial certificate principal balance each and multiples of $1 in excess thereof.  The Subordinate Certificates shall be issued in minimum denominations of $250,000 initial certificate principal balance each and multiples of $1 in excess thereof.  The Interest Only Certificates shall be issued in minimum denominations of $1,000,000 initial certificate principal balance each and multiples of $1 in excess thereof.  In addition, one certificate of each Class (other than the Residual Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Class Principal Balance of such Class.  Each Class of Residual Certificates shall be issued in percentage interests of 99.99% and 0.01%.  Each of the Residual Certificates and the Junior Subordinate Certificates shall be issued in fully-registered, certificated form.

Section 4.03

Redemption of Certificates.  Notwithstanding anything to the contrary in Section 10.02 of the Standard Terms, the obligations created by the Trust Agreement shall terminate (a) with respect to the Short Reset Group Loans upon payment to the applicable Certificateholders of all applicable amounts held in the Collection Account, the Certificate Account and the REMIC I Distribution Account required to be paid to such Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan related to the Short Reset Loan Group remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust related to the Short Reset Loan Group by the Master Servicer upon the date on which the aggregate Scheduled Principal Balance of the Short Reset Group Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Short Reset Group Loans as of the Cut-Off Date and (b) with respect to the Hybrid Group Loans upon payment to the applicable Certificateholders of all applicable amounts held in the Collection Account, the Certificate Account and the REMIC II Distribution Account required to be paid to such Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan related to the Hybrid Loan Group remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust related to the Hybrid Loan Group by the Master Servicer upon the date on which the aggregate Scheduled Principal Balance of the Hybrid Group Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Hybrid Group Loans as of the Cut-Off Date. Written notice of any such termination shall be given to each applicable Certificateholder, and the final distribution shall be made only upon surrender and cancellation of such Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.  Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04

Securities Laws Restrictions.  Each of the Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates is a Class of Junior Subordinate Certificates subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  The Class R, Class RSR and Class RH Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions.  (a) The Depositor hereby requests and authorizes McKee Nelson LLP, as its special counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Securities Administrator, Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Securities Administrator, the Trustee, and Rating Agency or their respective counsels.

(a)

The Trustee hereby requests and authorizes its counsel to issue on its behalf such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02

Schedules and Exhibits.  Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated hereby and by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03

Governing Law.  THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5.04

Counterparts.  This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05

Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses: howard.altarescu@gs.com and anton.kuzmanov@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Depositor, (b) in the case of the Securities Administrator, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: GSR 2005-AR3 or such other address or telecopy number as may hereafter be furnished to each party to the Trust Agreement in writing by the Securities Administrator (c) in the case of the Trustee, U.S. Bank National Association, One Federal Street, Third Floor Boston MA 02110, Attn: Corporate Trust Services/GSR Mortgage 2005-AR3 or such other address, telecopy number or email may hereafter be furnished to each party to the Trust Agreement in writing by the Trustee, and (d) in the case of the Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland  21046, Attention: Corporate Trust Group (GSR 2005-AR3) (or in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045) Telephone:  (410) 884-2000 Facsimile:   (410) 715-2380.  The addresses of the rating agencies required to be stated herein pursuant to Section 11.08(c) of the Standard Terms are Standard & Poor’s Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041 and Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.

as Depositor

By: /s/ Michelle Gill

Name: Michelle Gill

`

Title:   Vice President

WELLS FARGO BANK, N.A.

as Master Servicer

By: /s/ Sandra Whalen

Name: Sandra Whalen

Title:   Vice President

U.S. BANK NATIONAL ASSOCIATION

as Trustee

By: /s/ James H. Byrnes

Name: James H. Byrnes

Title:   Vice President

WELLS FARGO BANK, N.A.

as Securities Administrator

By: /s/ Sandra Whalen

Name: Sandra Whalen

Title:   Vice President

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION

as Custodian

By: /s/ Robert W. Johnson

Name: Robert W. Johnson

Title:   Authorized Signatory

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this         day of May 2005, by                                      , a                             for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires:

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this        day of May 2005, by                     , a                      of U.S. Bank National Association, on behalf of the company.

Notary Public

My Commission expires:

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this        day of May 2005, by                  , a                   of Wells Fargo Bank, N.A., on behalf of the company.

Notary Public

My Commission expires:

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this       day of May 2005, by                      , a                       of Wells Fargo Bank, N.A., on behalf of the company.

Notary Public

My Commission expires:

STATE OF TEXAS

)

)

ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of                      , this       day of May 2005, by                      , a                       of JPMorgan Chase Bank, National Association on behalf of the company.

Notary Public

My Commission expires:

SCHEDULE I

MORTGAGE LOANS

SCHEDULE II

MASTER LOAN PURCHASE AGREEMENTS RELATED TO THE MORTGAGE LOANS ACQUIRED THROUGH THE CONDUIT PROGRAM

EXHIBIT 1A1

FORM OF CLASS 1A1 CERTIFICATE

EXHIBIT 2A1

FORM OF CLASS 2A1 CERTIFICATE

EXHIBIT 3A1

FORM OF CLASS 3A1 CERTIFICATE

EXHIBIT 3A2

FORM OF CLASS 3A2 CERTIFICATE

EXHIBIT 4A1

FORM OF CLASS 4A1 CERTIFICATE

EXHIBIT 5A1

FORM OF CLASS 5A1 CERTIFICATE

EXHIBIT 6A1

FORM OF CLASS 6A1 CERTIFICATE

EXHIBIT 6A2

FORM OF CLASS 6A2 CERTIFICATE

EXHIBIT 7A1

FORM OF CLASS 7A1 CERTIFICATE

EXHIBIT 8A1

FORM OF CLASS 8A1 CERTIFICATE

EXHIBIT 8A2

FORM OF CLASS 8A2 CERTIFICATE

EXHIBIT X

FORM OF CLASS X CERTIFICATE

EXHIBIT 1B1

FORM OF CLASS 1B1 CERTIFICATE

EXHIBIT 1B2

FORM OF CLASS 1B2 CERTIFICATE

EXHIBIT 1B3

FORM OF CLASS 1B3 CERTIFICATE

EXHIBIT 1B4

FORM OF CLASS 1B4 CERTIFICATE

EXHIBIT 1B5

FORM OF CLASS 1B5 CERTIFICATE

EXHIBIT 1B6

FORM OF CLASS 1B6 CERTIFICATE

EXHIBIT 2B1

FORM OF CLASS 2B1 CERTIFICATE

EXHIBIT 2B2

FORM OF CLASS 2B2 CERTIFICATE

EXHIBIT 2B3

FORM OF CLASS 2B3 CERTIFICATE

EXHIBIT 2B4

FORM OF CLASS 2B4 CERTIFICATE

EXHIBIT 2B5

FORM OF CLASS 2B5 CERTIFICATE

EXHIBIT 2B6

FORM OF CLASS 2B6 CERTIFICATE

EXHIBIT R

FORMS OF CLASS R CERTIFICATES

EXHIBIT RSR

FORMS OF CLASS RSR CERTIFICATES

EXHIBIT RH

FORMS OF CLASS RH CERTIFICATES